Fees Summary	Jan. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,476,024.90
Previously Paid Amount	0
Total Fee Amount	7,937.44
Total Offset Amount	0
Net Fee	$ 7,937.44